AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 7, 2013 (this “Amendment”), is entered into by and among Francesca’s Collections, inc., a Texas corporation (the “Borrower”), Francesca’s HOLDINGS CORPORATION, a Delaware corporation (“Holdings”), ROYAL BANK OF CANADA (“Royal Bank”), as Administrative Agent and Collateral Agent (the “Administrative Agent”) and the lenders party hereto.

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the lenders party thereto (the “Lenders”) entered into that certain Amended and Restated Credit Agreement, dated as of July 27, 2011 (as amended, restated amended and restated supplemented or otherwise modified, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement).

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Section 6.1(g) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended and restated in its entirety to read as follows “[Reserved].”.

SECTION 2. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)               The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)                Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, Holdings and the Lenders; and

(b) after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article IV of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing.

SECTION 4. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent that:

(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 5. Costs and Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent), are expenses that the Borrower is required to pay or reimburse pursuant to Section 11.3 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 8. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER this amendment, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO the credit agreement as amended hereby, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

FRANCESCA’S COLLECTIONS, INC.,
as a Borrower

By:	/s/ Kal Malik
Name: Kal Malik Title: EVP and Chief Administrative Officer

Francesca’s LLC,
as a Borrower

By:	/s/ Kal Malik
Name: Kal Malik Title: EVP and Chief Administrative Officer

ROYAL BANK OF CANADA,
as Administrative Agent

By:	/s/ Rodica Dutka
Name: Rodica Dutka Title: Manager, Agency

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ John Flores
Name: John Flores Title: Authorized Signatory

KeyBank National Association,
as a Lender

By:	/s/ Marianne T. Meil
Name: Marianne T. Meil Title: Senior Vice President